SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.

                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         CLOVER COMMUNITY BANKSHARES, INC.
                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [x]  No Fee Required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



     4)   Proposed maximum aggregate value of transaction:



     5)   Total fee paid



[ ]  Fee paid previously with preliminary materials



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                        CLOVER COMMUNITY BANKSHARES, INC.
                            NOTICE OF ANNUAL MEETING


TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of Clover Community Bankshares, Inc. will be held at Clover Community Bank, 124 North Main Street, Clover, South Carolina, on Monday, April 17, 2000, at 7:00 p.m., for the following purposes:

     (1)  To elect eight directors; and

     (2) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on March 3, 2000, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy.

         Returning the signed proxy will not prevent you from voting in person if you attend the meeting.

         Included herewith is the Company's 2000 Proxy Statement. Also included is the Company's 1999 Annual Report to Shareholders.

                                              By Order of the Board of Directors



April 1, 2000                                 James C. Harris, Jr.
                                              President

                        CLOVER COMMUNITY BANKSHARES, INC.
                              124 NORTH MAIN STREET
                          CLOVER, SOUTH CAROLINA 29710
                                 (803) 222-7660


                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Clover Community Bankshares, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at 7:00 p.m. on Monday, April 17, 2000 at Clover Community Bank, 124 North Main Street, Clover, South Carolina. A Notice of Annual Meeting is attached hereto, and a form of proxy is enclosed. This statement is furnished on or about April 1, 2000, in connection with the solicitation. The cost of this solicitation is being paid by the Company. The only method of solicitation to be employed, other than use of the proxy statement, is personal telephone contact by directors and regular employees of the Company.


                                  ANNUAL REPORT

         The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 1999, including financial statements, is enclosed with this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies.


                               REVOCATION OF PROXY

         Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted. The proxy may be revoked by delivery to Gwen M. Thompson, the corporate secretary, Clover Community Bankshares, Inc., 124 North Main Street, Clover, South Carolina 29710, of an instrument which by its terms revokes the proxy, or by delivery to the Company of a duly executed proxy bearing a later date. Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt thereof by the Company. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. However, any shareholder who desires to do so may attend the meeting and vote in person in which case the proxy will not be used.


                                QUORUM AND VOTING

         At the close of business on March 3, 2000, there were outstanding 1,014,096 shares of the Company's common stock, with a par value of $0.01 per share. Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only shareholders of record at the close of business on March 3, 2000 (the "Record Date"), shall be entitled to notice of and to vote at the meeting.

     A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

         If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present all other matters that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares of Common Stock voted against the matter. Votes that are withheld or shares that are not voted on any such matter will have no effect on the outcome.


                       ACTIONS TO BE TAKEN BY THE PROXIES

         The persons named as proxies were selected by the Board of Directors of the Company. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.


                              SHAREHOLDER PROPOSALS

         Any shareholder desiring to submit proposals for the consideration of the shareholders at the Annual Meeting in 2001 may do so by sending them in writing to Gwen M. Thompson, Corporate Secretary, Clover Community Bankshares, Inc., Clover, South Carolina 29710. Such written proposals must be received prior to December 4, 2000, for inclusion, if otherwise appropriate, in the Company's Proxy Statement and form of Proxy relating to that meeting. No shareholder proposal will be voted on at the Annual Meeting in 2001 unless it complies with the requirements of the Company's Bylaws and is received in writing by the Company at least 30 days prior to the annual Meeting in 2001. If fewer than 31 days notice of the 2001 Annual Meeting is given, the written proposal must be received by the Company no later than the tenth day after the Company mails notice of the meeting to shareholders. With respect to any shareholder proposal not received by the Company prior to February 16, 2001, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         Management knows of no persons or entities owning beneficially five percent or more of the Company's outstanding Common Stock as of March 3, 2000. The following table shows the number of shares of the Company's Common Stock beneficially owned as of March 3, 2000 by each director and each nominee for election to the Board of Directors of the Company, and by all directors and principal officers of the Company as a group. The percentages are calculated on the basis of the amount of outstanding securities of the Company as of the Record Date. The persons have sole voting and investment power except as noted.

                                        Amount and Nature               Percent
Name of Beneficial                        of Beneficial                    of
     Owner                                  Ownership                    Class
----------------                           -----------                  ------
Ruby M. Bennett                            36,000 (1)                     3.6%
Charles R. Burrell                          4,000 (2)                       *
James C. Harris, Jr.                       23,831 (3)                     2.5%
Herbert Kirsh                              25,400 (4)                     2.5%
H. Marvin McCarter                         43,630                         4.2%
James H. Owen, Jr.                         11,450 (5)                     1.2%
Gwen M. Thompson                            1,045 (6)                       *
William C. Turner                          28,800 (7)                     2.8%
All Directors and                         176,432                        17.5%
principal officers as
 a group (9 persons)

---------------------------
*Less than one percent

(1) Includes 36,000 shares owned by Mrs. Bennett's husband, as to which Mrs. Bennett disclaims beneficial ownership.
(2)  Includes 3,500 shares owned by Mr. Burrell's wife.
(3)  Includes 16,875 shares held in Mr. Harris' IRA account with Stephens, Inc.
(4) Includes 10,100 shares owned by Mr. Kirsh's wife; 400 shares owned by Mr. Kirsh's son as to which Mr. Kirsh disclaims beneficial ownership; and 700 shares owned by Mutual Investors of Clover, an investment club of which Mr. Kirsh is Secretary and Treasurer.
(5) Includes 2,800 shares owned by James H. Owen, Jr. Profit Sharing Plan; 3,200 shares held in Mr. Owen's IRA account; 100 shares owned by Kathryn S. Owen, Mr. Owen's daughter; and 100 shares owned by James H. Owen, III, Mr. Owen's son.
(6) Includes 71 shares owned by Ms. Thompson's daughter and 71 shares owned by Ms. Thompson's son.
(7) Includes 8,000 shares owned by the Clover Builders Supply, Inc. of which Mr. Turner, as co-owner, is a control person, as to which Mr. Turner disclaims beneficial ownership; 400 shares held by Mr. Turner as custodian for a grandson; 400 shares owned by Mr. Turner's daughter, as to which Mr. Turner disclaims beneficial ownership; and 10,000 shares owned by Mr. Turner's wife, as to which Mr. Turner disclaims beneficial ownership.


                              ELECTION OF DIRECTORS

         The Board of Directors has set the number of directors of the Company at eight. The Board has nominated the eight directors currently serving for re-election at the 2000 Annual Meeting. If re-elected, the nominees will hold office until the 2001 Annual Meeting or until their successors have been elected and qualified. Information about the principal occupations and business experience of the nominees is set forth below. The Proxyholders named in the Proxy intend to vote for the persons listed in the table below. Should any nominee or nominees named become unable to serve as a director, the number of directors to be elected will be automatically reduced by the number of such persons unless the Board of Directors provides otherwise by resolution. If the Board of Directors by resolution nominates another person or persons in place of the nominee or nominees unable to serve, the Proxyholders intend to vote for election of such person or persons.


                                                Director                             Business Experience
        Name                    Age               Since                            During Past Five Years
--------------------           -----             -------                           ----------------------

Ruby M. Bennett                 75                1987            Secretary and Treasurer, Clover Knits, Inc. (contract
                                                                  knitting); sister of H. Marvin McCarter; aunt by
                                                                  marriage of James C. Harris, Jr.

Charles R. Burrell              63                1987            Retired Vice President and General Manager, Boyd
                                                                  Tire and Appliance, Inc. (tire and appliance retailer)

James C. Harris, Jr.            50                1987            President and Chief Executive Officer, Clover
                                                                  Community Bankshares, Inc. and Clover Community
                                                                  Bank; nephew by marriage of Ruby M. Bennett and
                                                                  H. Marvin McCarter

Herbert Kirsh                   70                1987            Chairman of the Board, Clover Community
                                                                  Bankshares, Inc. (since 1998) and Clover Community
                                                                  Bank (since 1991); previously owner and President,
                                                                  Kirsh Department Store (clothing store);
                                                                  Representative, South Carolina Legislature; joint
                                                                  owner, Treasures Unlimited (antique store)

H. Marvin McCarter              69                1987            President, Versatile Knits, Inc. (contract knitting);
                                                                  brother of Ruby M. Bennett, uncle by marriage of
                                                                  James C. Harris, Jr.

James H. Owen, Jr.              48                1987            Attorney, Haselden, Owen and Boloyan (law firm)

Gwen M. Thompson                46                1987            Cashier (since 1987), Senior Vice President (since
                                                                  1989), and Corporate Secretary (since 1990) of
                                                                  Clover Community Bank; Senior Vice President and
                                                                  Corporate Secretary of Clover Community
                                                                  Bankshares, Inc. (since 1998).

William C. Turner               68                1987            Retired Vice President, Clover Builders Supply, Inc.;
                                                                  prior thereto, Manager, Community Cash Stores,
                                                                  Inc. of Clover, S.C.


                      THE BOARD OF DIRECTORS AND COMMITTEES

Meetings of the Board of Directors

         During the last full fiscal year, ending December 31, 1999, the Board of Directors met 26 times, including regular and special meetings. All directors attended at least 75% of the total number of meetings of the Board of Directors and committees of which they are members.

Committees of the Board of Directors

         The Board of Directors has established an Audit Committee and an Executive Committee. Information about the functions, members and meetings of those committees is set forth below.

         Audit Committee. The Audit Committee provides general oversight of financial reporting and of the adequacy of the internal controls of the Company. The Audit Committee functions by meeting with the independent auditors and by contact with members of management concerned with financial and control functions. During 1999, the Audit Committee held two meetings. In 1999, the members of the Audit Committee were James H. Owen, Jr., H. Marvin McCarter, and Charles R. Burrell.

         Executive Committee. The Executive Committee acts to review and recommend salary levels for top management positions, in addition to handling personnel matters. During 1999, the Executive Committee held one scheduled meeting. In 1999, the members of the Executive Committee were Charles R. Burrell, Herbert Kirsh and William C. Turner.

         The Board has not established a nominating committee.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

         The following table sets forth information about the chief executive officer's compensation. No other executive officers earned $100,000 or more during the year ended December 31, 1999.

                           Summary Compensation Table

                                                      Annual Compensation(1)         All other
                                                      ----------------------
Name and Principal Position                 Year      Salary           Bonus      Compensation(2)
---------------------------                 ----      ------           -----      ---------------
James C. Harris, Jr ..................      1999      $92,127         $13,650         $ 3,746
President, Chief Executive ...........      1998       87,740          13,000           3,614
 Officer and Director ................      1997       84,845          12,000           3,400

(1) Perquisites and personal benefits did not exceed the lesser of $50,000 or 10% of total salary plus bonus.
(2) Includes $2,764, $2,632 and $2,545 paid by the Company in 1999, 1998 and 1997, respectively, in employer contributions to the Company's 401K Plan; and $982 paid by the Company in 1999 and 1998 and $855 in 1997 for term life insurance premiums.

Director Compensation

         During 1999, the Company paid each director $350 per month for attendance at Board of Director meetings, committee participation and special assignments.

Employees' Retirement Savings Plan

         The Company has established the Clover Community Bankshares, Inc. Employees' Retirement Savings Plan (the "Plan"), for the exclusive benefit of all eligible employees and their beneficiaries. Employees are eligible to participate in the Plan after attaining age 21, completing 12 months of service, and being credited with 1,000 hours of service during the eligibility computation period. Employees are allowed to defer their salary up to the maximum dollar amount determined by the federal government each year. The Company will match compensation deferred by the employees up to 6% of their salary and can elect to make discretionary contributions as well. Employees are fully vested in both the matching and discretionary contributions after 6 years of service.

                              EXTENSIONS OF CREDIT
                             AND OTHER TRANSACTIONS

         The Company, in the ordinary course of its business, makes loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal shareholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 1999 was $1,727,544. During 1999, $1,456,636 of new loans were made and repayments totaled $1,224,862.

         During the Company's last fiscal year, the Company retained the law firm of Haselden, Owen and Boloyan, Clover, South Carolina, of which James H. Owen, Jr., a director of the Company, is a partner. Since the Company was founded, it has regularly retained this law firm as its counsel and proposes to continue such relationship in the current year.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Forms 3, 4 and 5 and any representations made to the Company, it appears that all such reports for these persons were filed in a timely fashion during 1999.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has selected Donald G. Jones and Company, P.A., Certified Public Accountants with offices in Columbia, South Carolina, to serve as the Company's independent certified public accountants for 2000. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so.

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of shareholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at the meeting in accordance with their best judgment on such matters. If a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specifications so made.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         Shareholders may obtain copies of the Company's annual report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 1999, free of charge by requesting such form in writing from Gwen M. Thompson, Senior Vice President and Chief Financial Officer, Clover Community Bankshares, Inc., 124 North Main Street, Clover, South Carolina 29710. Copies may also be downloaded from the Securities and Exchange Commission website at http://www.sec.gov.

                                      PROXY

                        CLOVER COMMUNITY BANKSHARES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR ANNUAL MEETING OF SHAREHOLDERS - MONDAY, APRIL 17, 2000

         Frank McC. Gadsden or Judy M. Lark, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned all of the shares of Common Stock of Clover Community Bankshares, Inc. held of record by the undersigned on March 3, 2000, at the Annual Meeting of Shareholders to be held on April 17, 2000, and at any adjournment thereof, as follows:

1.   ELECTION OF         FOR all nominees listed        WITHHOLD  AUTHORITY
     DIRECTORS           below (except any I have       to vote for all
                         written below)  [ ]            nominees listed
                                                        below  [ ]


Ruby M. Bennett, Charles R. Burrell, James C. Harris, Jr., Herbert Kirsh, H. Marvin McCarter, James H. Owen, Jr., Gwen M. Thompson, William C. Turner

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.

________________________________________________________________________________

2. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign below exactly as your name appears on the stock certificate. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. All joint owners must sign.

Dated: -------------, 2000                 -------------------------------------


                                           -------------------------------------

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

This is a revocable proxy and may be revoked at the pleasure of the shareholder prior to its exercise. Returning the signed proxy will not prevent you from voting in person if you attend the meeting. However, for planning purposes, management would like to know if you will be attending. Please so indicate by checking the appropriate box.

         ( )      YES I plan to attend      ( )      NO I do not plan to attend